UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2010


                            ALTO GROUP HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Nevada                           000-53592                27-0686507
(State or other Jurisdiction of            (Commission             (IRS Employer
 Incorporation or organization)            File Number)               I.D. No.)


                           110 Wall Street, 11th Floor
                            New York, New York 10005
                                 (212) 709-8036
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 28th, the Board of Directors of Alto Group Holdings, Inc. accepted the resignation of Board Member Dale Paisley. Mr. Paisley had been serving on the Board of Directors for Alto since October 9, 2009.

He has since decided to explore other endeavors.

                                    SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTO GROUP HOLDINGS, INC.

Dated: January 29, 2010


By Natalie Bannister


/s/ Natalie Bannister
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